UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2005

                             ADVANCE NANOTECH, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         Colorado                      011-15499             82-0379959
         --------                      ---------             ----------
(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)

      600 Lexington Avenue, 29th Floor, New York, NY               10022
      ----------------------------------------------               -----
          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 583-0080

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

      On December 16, 2005, the Board amended and restated the Company's Bylaws. The sole change effected by the adoption of the amended and restated Bylaws relates to the expansion of the Company's indemnification of its officers and directors, in accordance with Colorado law and the Company's Directors and Officers insurance policy. A copy of the Amended and Restated Bylaws is filed as
Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 8.01 Other Events

      As of December 17, 2005, the Company obtained an insurance policy for its directors and officers, underwritten by Crum & Forster, a Fairfax Company. The policy has an aggregate liability limit of $5,000,000.

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits.

         Exhibit No.           Description

         99.1                  Amended and Restated Bylaws of the Company


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 22, 2005

                                        ADVANCE NANOTECH, INC.


                                        By: /s/ Magnus R. E. Gittins
                                            ------------------------------------
                                            Magnus R. E. Gittins
                                            Chief Executive Officer